UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2016

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 25, 2016, Coty Inc. (the “Company”), The Procter & Gamble Company (“P&G”), Galleria Co., a wholly owned subsidiary of P&G (“SplitCo”), and Green Acquisition Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into a Fourth Amendment to the Transaction Agreement (the “Fourth Amendment”) to amend certain terms of the Transaction Agreement, dated July 8, 2015, as amended on August 13, 2015, February 19, 2016 and May 25, 2016 (the “Transaction Agreement”), by and among the Company, P&G, SplitCo and Merger Sub, including the exhibits thereto and the disclosure letter delivered by P&G to the Company pursuant thereto. The Company, P&G, SplitCo and Merger Sub entered into the Transaction Agreement to merge P&G’s global fine fragrances, salon professional, cosmetics and retail hair color businesses, along with certain hair styling brands into Merger Sub through a tax-free Reverse Morris Trust transaction.

The Fourth Amendment amends the Transaction Agreement and the exhibits and disclosure letter thereto to amend certain provisions relating to the scope of assets and liabilities to be conveyed in the transaction, certain mechanical provisions relating to the closing of the merger, certain covenants and employee matters contained in the Transaction Agreement, to update existing and include additional exhibits to the Transaction Agreement and to further update the disclosure letter.

The other material terms of the Transaction Agreement remain unchanged.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and the Fourth Amendment, a copy of which is filed as Exhibit 2.5 to the Company’s Registration Statement on Form S-4 filed initially on April 22, 2016, as amended, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Transaction Agreement, dated as of July 8, 2015, among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.2 to Coty Inc.’s Annual Report on Form 10-K filed on August 17, 2015)

10.2	Fourth Amendment to Transaction Agreement, dated August 25, 2016, by and among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.5 to Amendment No. 4 to Coty Inc.’s Registration Statement on Form S-4, filed on August 25, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date: August 25, 2016	By:	/s/ Jules P. Kaufman
		Name:	Jules P. Kaufman
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transaction Agreement, dated as of July 8, 2015, among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.2 to Coty Inc.’s Annual Report on Form 10-K filed on August 17, 2015)

10.2	Fourth Amendment to Transaction Agreement, dated August 25, 2016, by and among The Procter & Gamble Company, Coty Inc., Galleria Co. and Green Acquisition Sub Inc. (incorporated by reference to Exhibit 2.5 to Amendment No. 4 to Coty Inc.’s Registration Statement on Form S-4, filed on August 25, 2016)